EX-10.10
                      AMENDMENT OF PROMISSORY NOTE

May 8, 2001

The promissory note dated September 15, 2000 and amended March 21, 2001 whereby Hayseed Stephens Oil, Inc., agreed to loan Ness Energy International, Inc., up to $600,000.00 at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15, 2002 is hereby amended as follows:

The amount is changed to up to $1,000,000.00.

All other conditions remain unchanged.

(1)  /s/  Kaye Oakes                         /s/  Hayseed Stephens
                                             Hayseed Stephens
                                             Hayseed Stephens Oil, Inc.

(2)  /s/  Walter Littlefield                 /s/  Bob Lee
                                             Bob Lee

Ness Energy International, Inc.

Signatures of Witnesses          Signature of Maker and Payee